U.S. AND OVERSEAS FUND

INVESTING WORLDWIDE
FOR THE HIGHEST POSSIBLE
TOTAL RETURN

ANNUAL REPORT
DECEMBER 31, 1997


                                                             February 12, 1998
Fellow Shareholders:

        We are pleased to submit this Annual Report for the year ended December 31, 1997 and to welcome our shareholders who have opened a new account during the year.

        As noted in our June 30, 1997 Semi-Annual Report, investment decisions for the Fund have since February 20, 1997 been made by the Investment Policy Committee of Bull & Bear Advisers, Inc., the Fund's Investment Manager. As reported, in the first quarter of 1997 the Fund had a total return of -3.29% compared to a total return of +.70% for the Global Funds monitored by Lipper Analytical Services, Inc., a leading mutual fund rating service. Over the balance of the year, the Fund showed a total return of +9.23%, comparing more favorably to the +12.25% for Lipper's Global Funds for the same period. Although results for the 12 months of +5.64% were negatively impacted by the first quarter of the year, we are very encouraged by the improvement over the balance of the year.

                               Review and Outlook

        During the second half of 1997, investors had to reconcile the lowest rates of unemployment seen in a generation with significant declines in intermediate and long term yields. The resolution to this apparent contradiction was found in a continuation of the first half's "Goldilocks" economy - not too hot and not too cold - with low levels of inflation, the decline in the Federal deficit from $107 billion in 1996 to $22 billion in 1997, the possibility of a budget surplus in 1998, and purchases of U.S. Government securities as both a safe haven from global financial turmoil and in anticipation of an economic slowdown.

        The decline in intermediate and long term rates during the second half of the year began slowly during the summer, despite lingering concerns regarding the strength of the economy, and accelerated during the fall, as the Asian financial crisis took center stage. Thirty year U.S. Treasury bonds began the second half yielding 6.90%, and closed the year at 5.97%, a decline of almost a full percentage point. Nevertheless, we continue to believe that monetary policy is restrictive, and the next move by the Federal Reserve will be to lower the 5.5% Federal Funds rate toward a more neutral stance.

        Declines in interest rates of similar magnitudes to those experienced in the United States took place in the capital markets of many industrialized countries in 1997. In many less developed countries, even greater declines took place, prior to the October depreciation of the Hong Kong Dollar. The disarray in Asian financial markets that began in Thailand in August extended to Latin America and East Europe by year end. As of this writing, we are impressed by the rapid response of the International Monetary Fund to the Asian banking crisis and by the commitment of the "Group of Seven" nations to promote a return to stability in the region. We believe that many rewarding opportunities are now offered to investors in Asia, Latin America, and Eastern Europe. Our forecast that the dollar would continue to strengthen last year was correct. While we continue to favor dollar denominated investments in 1998, we believe that a potential increase in the U.S. trade deficit could moderate dollar gains this year and look to adjust our holdings accordingly. Given these market's conditions, the Fund's strategy was to remain invested on a global basis, generally in highly liquid equity securities of companies with growing earnings. The Fund sought new investments world-wide in these types of companies over diverse industries where the stocks were showing price and earnings momentum but could still be acquired at attractive valuations. To gain access to certain foreign markets while seeking to minimize risk, expense, and liquidity concerns, the Fund utilized the techniques of investing in American Depository Receipts ("ADRs") and in single country and regional closed-end investment companies when available at significant discounts to net asset value.

        We therefore see this as an attractive time to add to your investment. In terms of seeking to achieve your long range financial goals, we especially favor building your account on a regular basis, which can be done safely, automatically and conveniently through the Bull & Bear Bank Transfer Plan, the Bull & Bear Salary Investing Plan and the Bull & Bear Government Direct Deposit Plan. An example of how these plans can build an account over time is in the accompanying illustration of investing $10,000 in the Fund at its inception, October 29, 1987, followed by regular investments of $100 a month through December 31, 1997. The ending value of $38,153 represented a gain of more than 70% over the $22,200 invested. For information on any of these free services, simply give us a call and we will help you get started.

        If you have any questions or would like information on any of the Bull & Bear Funds, the Bull & Bear No-Fee IRA(R) or opening a discount brokerage account at Bull & Bear Securities, as described on page 3, we would be pleased to hear from you. Just call toll-free at 1-888-503-FUND (3863), and an Investor Service Representative will be glad to assist you, as always, with no obligation on your part.

                                                     Sincerely,


                    Robert D. Anderson                     Thomas B. Winmill
                    Vice Chairman                          President


U.S. and Overseas Fund

Results of an initial investment of $10,000 with subsequent investments of $100 a month from inception, 10/29/87, through 12/31/97 with all distributions reinvested. Investments for the period total $22,200.


Plot Points:

10/29/87           10,000
12/31/87           10040
12/31/88           12120
12/31/89           14763
12/31/90           14620
12/31/91           19266
12/31/92           19948
12/31/93           26664
12/31/94           24271
12/31/95           31702
12/31/96           34615
12/31/97           38153

Mutual Funds     Bull & Bear Dollar    A high quality moneymarket fund investing
                 Reserves              in U.S. Government securities. Income is
                                       generally free from state income and
                                       intangible personalproperty taxes. Free, unlimited check writing with only a $250 minimum per check.

                 Bull & Bear Gold      Seeks long term capital appreciation in
                 Investors             investments with the potential to provide
                                       a hedge against inflation and preserve
                                       the purchasing power of the dollar.

                 Bull & Bear Special   Invests aggressively for maximum capital
                 Equities Fund         appreciation.

                 Bull & Bear U.S.and   Invests worldwide for the highest
                 Overseas Fund         possible total return.

                 Call our toll-free number for a prospectus containing more complete information, including charges and expenses. Please read it carefully before you invest.


Closed-end investment     Bull & Bear          Investing for a high level of
companies listed on the   Global Income Fund   income from a global portfolio
American Stock Exchange                        of primarily investment grade
                                               fixed income securities.

                          Bull & Bear          Investing for the highest
                          Municipal Income     possible income exempt from
                          Fund                 Federal income tax that is
                                               consistent with preservation of
                                               principal.

                          Bull & Bear U.S.     Investing for a high level of
                          Government           current income, liquidity and
                          Securities Fund      safety of principal.


Discount Brokerage        Bull & Bear         Bull & Bear Securities is
Services                  Securities, Inc.    committed to providing investors
                                              with major commission savings,
                                              free investment ideas and
                                              services, free cash management
                                              services with no minimum for
                                              check writing, and American
                                              Airlines(R) AAdvantage(R) miles
                                              for many of your investing
                                              activities. And now you can take
                                              advantage of Bull & Bear
                                              Securities' web trading flat
                                              commission rate of $19.95 per
                                              trade at www.ebullbear.com on the
                                              first 1,000 shares, plus 2(cent)
                                              per share on each share over 1,000
                                              shares, and earn 200 AAdvantage(R)
                                              miles every time you trade!  Call
                                              toll-free 1-800-BULL-BEAR
                                              (1-800-285-5232).

                                  Past performance does not guarantee future results. Investment return will fluctuate, so shares when redeemed may be worth more or less than their cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market, and investors should consider their ability to make purchases when prices are low.

                       BULL & BEAR U.S. AND OVERSEAS FUND
              Schedule of Portfolio Investments - December 31, 1997

Shares                                                             Market Value
          COMMON STOCKS (92.7%)
          Australia (2.3%)
 2,700    Australia & New Zealand Banking Group Ltd. ADR..........   $88,762
 3,200    Westpac Banking Corporation Ltd. ADR....................   101,600
                                                                     190,362
          Brazil (1.2%)
   870    Telecomunicacoes Brasileiras S.A. ADR...................   101,301

          Canada (24.5%)
37,500    Air Canada, Class A*....................................   356,250
3,100     BCE, Inc................................................   103,269
15,000    Counsel Corporation*....................................   195,000
16,100    Emco Ltd.*..............................................   195,213
 1,900    Imperial Oil Ltd........................................   121,481
11,900    International Comfort Products Corp.*...................    99,662
 2,900    PLEnergy, Inc...........................................   130,500
 3,100    IPSCO, Inc..............................................   119,544
 1,200    Northern Telecom Ltd....................................   106,800
 5,200    Petro-Canada............................................    95,550
 6,000    Royal Bank of Canada....................................   318,000
 2,700    Toronto-Dominion Bank...................................   101,756
 4,700    TransCanada PipeLines Ltd...............................   105,162
                 ................................................. 2,048,187
          Columbia (1.5%)
 2,900    Banco Ganadero S.A. ADR.................................   127,056

          France (2.7%)
 2,600    Rhone-Poulenc S.A. ADR..................................   115,375
 1,900    Total S.A. ADR..........................................   105,450
                 .................................................   220,825
          Ireland (1.4%)
 2,000    Allied Irish Banks PLC ADR..............................   116,000

          Israel (1.9%)
 2,100    American Israeli Paper Mills Ltd........................    88,725
 5,000    Tadiran Telecommunications Ltd..........................    69,375
                                                                     158,100
          Italy (2.4%)
 3,120    Benetton Group S.P.A. ADR...............................   101,790
 1,700    ENI S.P.A. ADR..........................................    97,006
                                                                     198,796
          Japan (3.1%)
   670    Canon, Inc. ADR.........................................    78,222
 1,040    Sony Corp. ADR..........................................    94,380
 1,200    TDK Corporation ADR.....................................    88,200
                 .................................................   260,802

          Netherlands (3.6%)
 1,040    Akzo Nobel N.V. ADR.....................................    90,350
 3,636    Koninklijke Ahold N.V. ADR..............................    94,991
 1,200    Velcro Industries N.V...................................   115,200
                 .................................................   300,541
          New Zealand (.8%)
 3,200    Fletcher Challenge Building  ADR........................    66,400
   128    Fletcher Challenge Forests..............................     1,072
                 .................................................    67,472
          Spain (1.5%)
 3,900    Banco Bilbao Vizcaya, S.A. ADR..........................   126,019

          United Kingdom (7.3%)
 5,200    B.A.T. Industries PLC ADR...............................    97,500
 2,600    Cadbury Schweppes PLC ADR...............................   107,575
 1,890    Stolt Comex Seaway, S.A.*...............................    94,500
 5,000    Tomkins PLC ADR.........................................    95,625
 3,300    Unilever PLC ADR........................................   113,850
 2,200    WPPGroup PLC ADR........................................    99,275
                                                                     608,325
          United States (38.5%)
   400    Badger Meter, Inc.......................................    16,300
 1,500    Chevron Corporation.....................................   115,500
 8,400    Computalog Ltd.*........................................   134,400
 7,500    Dental Care Alliance, Inc.*.............................    78,750
 5,300    Expeditors International of Washington, Inc.............   204,050
 1,900    Exxon Corp..............................................   116,256
 3,400    General Motors Corporation..............................   206,125
 7,900    GENICOMCorp.*...........................................    90,850
 7,700    Goody's Family Clothing, Inc.*..........................   209,344
 3,300    Ingram Micro Inc.*......................................    96,112
 3,700    Interface, Inc..........................................   107,300
 3,200    Jabil Circuit, Inc.*....................................   127,200
 5,300    Key Energy Group, Inc.*.................................   114,944
 3,400    Lone Star Technologies, Inc.*...........................    96,475
 2,000    MacDermid, Inc..........................................   169,750
 4,200    Mail-Well, Inc.*........................................   170,100
 6,600    MPWIndustrial Services Group, Inc.*.....................    59,400
 4,800    NSGroup, Inc.*..........................................    82,200
 5,400    Paul Harris Stores, Inc.*...............................    54,337
 4,500    Philip Morris Companies Inc.............................   203,906
 5,400    Priority Healthcare Corp.B*.............................    81,675
 4,800    Quorum Health Group, Inc.*..............................   125,400
   216    Raytheon Co. Class A....................................    10,692
 4,000    Rock of Ages Corp.*.....................................    62,000
 2,200    Tower Automotive, Inc.*.................................    92,538
 6,400    Trans World Entertainment Corp.*........................   124,000
 2,500    United Technologies Corp................................   182,031
 1,700    Volt Information Sciences, Inc.*........................    91,588

       ........................................................... 3,223,223
          Total Stocks(cost:$6,938,495)........................    7,747,009

          Closed-End Funds (6.7%)
 8,600    Emerging Mexico Fund, Inc*...............................   91,375
 7,000    European Warrant Fund, Inc...............................   99,313
10,800    INVESCOGlobal Health Sciences Fund.......................  177,525
 4,400    Mexico Fund..............................................   90,475
14,000    The Turkish Investment Fund, Inc.........................  103,250
               Total Closed-End Funds (cost: $607,299)  ...........  561,938

 Par
 Value    U.S. Government Obligations (.6%)
$50,000   U. S. Treasury Bills, due 1/22/98 (cost: $49,848)........   49,848
            Total Investments (cost: $7,595,642) (100.0%)         $8,358,795

*   Indicates non-income producing security.


                 See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

ASSETS:
   Investments at market value
       (cost: $7,595,642) (note 1)..................................  8,358,795
   Collateral for securities loaned,at market value (note 7)........  2,129,983
   Receivable for securities sold...................................    105,000
   Dividend receivable..............................................     91,826
   Receivable for fund shares sold..................................      1,000
   Other assets.....................................................      1,043
        Total assets................................................        647

LIABILITIES:
   Due to bank......................................................     34,087
   Payables:
       Demand note payable to bank
           (note 5).................................................     19,594
       Fund shares purchased........................................      1,120
   Collateral for securities loaned (note 7)........................  2,129,983
   Accrued expenses.................................................     38,126
   Accrued management and
       distribution fees............................................     19,092
                Total liabilities...................................  2,242,002

NET ASSETS: (applicable to 1,149,191
   outstanding shares: 250,000,000 shares
   of $.01 par value authorized).................................... $8,445,645

NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE
   ($8,445,645 / 1,149,191)........................................      $7.35

At December 31, 1997, net assets consisted of:
   Paid-in capital.................................................  $7,682,492
   Net unrealized appreciation on investments
   and foreign currencies...........................                    763,153
                ..................................................   $8,445,645

STATEMENT OF OPERATIONS
Year ended December 31, 1997

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $1,986).....................     $215,437
   Interest     ..................................................       23,595
                ..................................................      239,032
EXPENSES:
   Distribution (note 3)..........................................       91,549
   Investment management (note 3).................................       91,519
   Professional (note 3)..........................................       24,814
   Registration (note 3)..........................................       21,143
   Printing     ..................................................       19,184
   Custodian......................................................       17,625
   Transfer agent.................................................       14,706
   Shareholder administration (note 3)............................       11,055
   Interest (note 5)..............................................        4,711
   Directors    ..................................................        2,151
   Other        ..................................................          598
       Total expenses.............................................      299,055
       Fee reductions (note 4)....................................      (4,805)
       Net expenses...............................................      294,250
       Net investment loss........................................     (55,218)

REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS,
   FOREIGN CURRENCIES AND FUTURES:
   Net realized gain from security
     transactions.................................................      953,347
   Net realized gain from foreign
     currency and futures transactions............................           16
   Unrealized depreciation of investments and foreign
     currencies during the period....................................  (414,081)
     Net realized and unrealized gain on investments, foreign
        currencies and futures...................................       539,282
     Net increase in net assets resulting from operations.........     $484,064


STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

OPERATIONS:                                               1997          1996
   Net investment loss                               $  (55,218)    $ (283,125)
   Net realized gain (loss) from foreign
   currency and futures transactions                       16           (825)
   Net realized gain from security transactions         953,347      1,218,205
   Unrealized depreciation of investments and
   foreign currencies during the period                (414,081)      (397,162)
     Net increase in net assets resulting
     from operations                                     484,064       537,093
DISTRIBUTIONS TO SHAREHOLDERS:
   Distribution from net realized gains ($.97 and
   $.89 per share, respectively)                      (1,011,463)    (1,009,699)
CAPITAL SHARE TRANSACTIONS:
   Increase (decrease) in net assets resulting
   from capital share transactions (a)                  (863,088)      500,959
     Total increase (decrease) in net assets          (1,390,487)       28,353
NET ASSETS:
   Beginning of period                                 9,836,132      9,807,779
   End of period                                      $8,445,645     $9,836,132

--------------

  (a)  Transactions in capital shares were as follows:
                                          1997                1996
                                          ----                ----
                                  Shares       Value      Shares      Value
Shares sold                       60,250    $ 499,924     321,372   $2,801,257
Shares issued in
acquisition of Fund (note 6)        -            -        230,512    1,924,477
Shares issued in
reinvestment of distributions    123,585      885,948     113,076     887,646
Shares redeemed                 (277,795)   (2,248,960)  (595,238)  (5,112,421)
  Net increase (decrease)        (93,960)   $(863,088)    69,722   $  500,959

                 See accompanying notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

(1) The Fund is a non-diversified series of common stock of Bull & Bear Funds I, Inc. (the "Company"), a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek to obtain the highest possible total return on its assets from long term growth of capital and from income principally through a portfolio of securities of U.S. and overseas issuers. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, investments in securities traded on a national securities exchange, unless over-the-counter quotations for such securities are believed to more closely reflect their fair value, and securities traded on the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day, securities traded in the over-the-counter market that are not on NMS, and foreign securities are valued at the mean between the current bid and asked prices. Securities of foreign issuers denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. Based on Federal income tax cost of $7,595,642, gross unrealized appreciation and gross unrealized depreciation were $1,016,387 and $253,234 at December 31, 1997. Distributions paid to shareholders during the years ended December 31, 1997 and 1996 differ from net realized gains from security transactions as determined for financial reporting purposes principally as a result of the utilization of net operating losses to offset short-term capital gains.

(3) The Fund retains Bull & Bear Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $10 million, 7/8 of 1% from $10 million to $30 million, 3/4 of 1% from $30 million to $150 million, 5/8 of 1% from $150 million to $500 million, and 1/2 of 1% over $500 million. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc., the Fund's Distributor. For the year ended December 31, 1997, the Fund paid $23,672 to Bull & Bear Securities, Inc., an affiliate of the Investment Manager, as commissions for brokerage services. The Fund reimbursed the Investment Manager $3,856 for providing certain administrative and accounting services at cost during the year ended December 31, 1997.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Pursuant to the Plan, the Fund pays the Distributor a distribution fee in an amount of three-quarters of one percent per annum of the Fund's average daily net assets and a service fee in an amount of one-quarter of one percent per annum of the Fund's average daily net assets. The fee for service activities is intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts. The fee for distribution activities is to cover all other activities and expenses primarily intended to result in the sale of the Fund's shares. Investor Service Center also received $11,055 for shareholder administration services supplied to the Fund at cost for the year ended December 31, 1997.


(4) Purchases and sales of securities other than short term notes aggregated $17,742,546 and $20,014,270 respectively, for the year ended December 31, 1997. The Fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances is used to offset a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $4,805 under such arrangements.

(5) The Fund has a committed bank line of credit. At December 31, 1997, there was a balance outstanding of $19,594 and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage point. For the year ended December 31, 1997, the weighted average interest rate was 6.81% based on the balances outstanding during the period and the weighted average amount outstanding was $77,931.

(6) On April 26, 1996, the Fund acquired all of the assets and liabilities of Bull & Bear Quality Growth Fund, in exchange for 230,512 shares (valued at $2,136,916) of the Fund that were subsequently distributed to shareholders of Bull & Bear Quality Growth Fund. The exchange had no effect on the net asset value per share of the Fund. The net assets of Bull & Bear Quality Growth Fund as of April 26, 1996, were $2,136,916 consisting of paid-in-capital of $1,924,477, net unrealized appreciation of investments of $260,306, and accumulated net realized loss on investments of $47,867.

(7) As of December 31, 1997, the Fund loaned common stocks having a value of $2,064,869 and received cash collateral of $2,129,983 for the loan.


                                                                                  YEARS ENDED DECEMBER 31,
                                                             1997          1996           1995           1994          1993
PER SHARE DATA*
Net asset value at beginning of period                      $7.91         $8.36          $7.08           $8.71        $7.59
Income from investment operations:
     Net investment loss                                    (.05)         (.24)          (.23)           (.13)         (.20)
     Net realized and unrealized gain (loss) on
             investments                                     .46           .68            2.00           (1.01)        2.22
        Total from investment operations                     .41           .44            1.77           (1.14)        2.02
Less distributions:
   Distributions from net realized gains on investments     (.97)         (.89)           (.49)          (.49)         (.90)

Net asset value at end of period                            $7.35         $7.91          $8.36           $7.08         $8.71
TOTAL RETURN                                                 5.64%         5.34%         25.11%         (13.12)%       26.71%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)                 $8,446        $9,836         $9,808          $8,454       $12,250
Ratio of expenses to average net assets (a) (b)              3.28%         3.20%          3.55%           3.53%        3.55%
Ratio of net investment loss to average net
assets (c)                                                  (0.63)%       (2.74)%        (2.85)%         (1.65)%      (2.36)%
Portfolio turnover rate                                       205%          255%          214%             212%         182%
Average commission per share                                $.0418        $.0536


  * Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
(a) Ratio prior to reimbursement by the Investment Manager was 3.84%, 3.59%, and 3.69% for the years ended December 31, 1995, 1994, and 1993, respectively.
(b) Ratio after the custodian fee credits was 3.22% and 3.49% for 1997 and 1995, respectively. Prior to 1995, such reductions were reflected in the expense ratios. There were no custodian fee credits for 1996.
(c) Ratio prior to reimbursement by the Investment Manager was (3.14)%, (1.71)%, and (2.50)% for the years ended December 31, 1995, 1994, and 1993, respectively.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors and Shareholders of
  Bull & Bear U.S. and Overseas Fund:

    We have audited the accompanying statement of assets and liabilities of Bull & Bear U.S. and Overseas Fund, including the schedule of portfolio investments as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bull & Bear U.S. and Overseas Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
January 23, 1998

Total Return Performance Graphs

Bull & Bear U.S. and Overseas Fund ("Fund")

Morgan Stanley Capital International World Index ("MSCI")

Morningstar's World Stock Fund Average ("MSFA")

MSCI is unmanaged and fully invested in common stocks. MSFA is an equally weighted average of 198 world equity mutual funds. The Fund may invest in any type of U.S. or foreign securities, including Eurodollar securities, and engage in options, futures and forward currency transactions. The Performance Graphs cover January 1, 1988 to December 31, 1997, and reflect reinvestment of dividends and distributions. Past performance is not predictive of future performance.

Growth of $10,000 invested 1/1/88 through 12/31/97


                    Fund              MSCI                 MSFA
     1/1/88         10000             10000                10000
   12/31/88         10375             12329                11495
   12/31/89         11989             14376                14180
   12/31/90         10956             11930                12610
   12/31/91         13443             14111                15294
   12/31/92         13082             13374                15447
   12/31/93         16576             16383                20194
   12/31/94         14401             17215                19856
   12/31/95         18017             20781                23053
   12/31/96         18980             23583                26946
   12/31/97         20242             27300                29962

Plot Points:

                Final           Total             Average
                Value           Return            Annual Return
                -----           ------            -------------
Fund            $20,066         100.67%           7.21%
MSCI            27,300          173.00            10.56
MSFA            29,962          199.62            11.60

                               1 Year        5 Years         10 Years
U.S. and Overseas Fund
Average Annual Return          5.64%          8.92%            7.21%


U.S. AND OVERSEAS FUND

FOR FUND PROSPECTUSES AND OTHER
INVESTMENT INFORMATION, CALL TOLL-FREE

1-888-503-FUND
1-888-503-3863

FOR SHAREHOLDER SERVICES BY
DIRECT ACCESS, CALL TOLL-FREE

1-888-503-VOICE
1-888-503-8642


OR, ACCESS THE FUND ON THE WEB AT
WWW.MUTUALFUNDS.NET